Prospectus supplement dated May 22, 2019
to the following prospectus(es):
BOA Last Survivorship II, BOA ChoiceLife Survivorship, BOA ChoiceLife Survivorship II, Next Generation Survivorship Life, BOA Protection Survivorship Life, and BOA ChoiceLife Protection dated May 1, 2009
BOA Protection FPVUL, BOA ChoiceLife Protection FPVUL, and BOA MSPVL II (BOA MSPVL Future) dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The cover page of the prospectus is amended to include the following language:
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, Nationwide may discontinue mailing paper copies of shareholder reports for underlying mutual funds available under the contract unless the policy owner specifically requests that paper copies continue to be delivered. Instead, the shareholder reports will be made available on a website. Nationwide will notify policy owners by mail each time a shareholder report is posted and will provide a website link to access the report. Instructions for requesting paper copies will also be included in the notice.
Policy’s where the policy owner already elected to receive shareholder reports electronically will not be affected by this change and no action is required. To elect to receive shareholder reports and other communications from Nationwide electronically, contact the Service Center (see Contacting the Service Center).
Policy owners may elect to receive all future shareholder reports in paper free of charge. To do so, policy owners should contact the Service Center to inform Nationwide that paper copies of shareholder reports should continue to be delivered. Any election to receive shareholder reports in paper will apply to all underlying funds available under the policy.
(2)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective on or about June 3, 2019, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Dreyfus Investment Portfolios – Small Cap Stock Index Portfolio	BNY Mellon Investment Portfolios – Small Cap Stock Index Portfolio
Dreyfus Stock Index Fund, Inc.	BNY Mellon Stock Index Fund, Inc.
Dreyfus Variable Investment Fund – Appreciation Portfolio	BNY Mellon Variable Investment Fund – Appreciation Portfolio
Dreyfus Variable Investment Fund – Opportunistic Small Cap Portfolio	BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
As of the effective date, the Investment Advisor is changed to BNY Mellon Investment Management.
(3)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective on or about June 24, 2019, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Oppenheimer Variable Account Funds – Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer V.I. Capital Appreciation Fund
PROS-2019-246

CURRENT NAME	UPDATED NAME
Oppenheimer Variable Account Funds – Oppenheimer Discovery Mid Cap Growth Fund/VA	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Oppenheimer Variable Account Funds – Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund
Oppenheimer Variable Account Funds – Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer V.I. Global Strategic Income Fund
Oppenheimer Variable Account Funds – Oppenheimer Main Street Fund®/VA	Invesco Oppenheimer V.I. Main Street Fund
Oppenheimer Variable Account Funds – Oppenheimer Main Street Small Cap Fund®/VA	Invesco Oppenheimer V.I. Main Street Small Cap Fund
PROS-2019-246
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